CONSENT OF INDEPENDENT AUDITORS



We consent to the use in this Registration Statement on Form SB-2 of our report dated November 26, 2001, relating to the financial statements of The Coffee Exchange, Inc. and to the reference to our Firm under the caption "Experts" in the Prospectus.




                                   /s/ MERDINGER, FRUCHTER, ROSEN & CORSO, P.C.
                                   MERDINGER, FRUCHTER, ROSEN & CORSO, P.C.
                                   Certified Public Accountants

New York, New York
March 27, 2002

                         CONSENT OF INDEPENDENT AUDITORS



We consent to the use in this Registration Statement on Form SB-2 of our report dated March 15, 2001, relating to the financial statements of The Coffee Exchange, Inc. and to the reference to our Firm under the caption "Experts" in the Prospectus.




                                    /s/ MERDINGER, FRUCHTER, ROSEN & CORSO, P.C.
                                    MERDINGER, FRUCHTER, ROSEN & CORSO, P.C.
                                    Certified Public Accountants

New York, New York
March 27, 2002